SUPPLEMENT DATED MAY 18, 2020

CURRENT PROSPECTUSES DATED MAY 1, 2020, AS AMENDED, for New York Life Insurance and Annuity Corporation (“NYLIAC”) New York Life Variable Universal Life Insurance Policies

PROSPECTUSES DATED MAY 1, 2019, AS AMENDED, for NYLIAC Survivorship Variable Universal Life and Variable Universal Life Provider

PROSPECTUSES DATED MAY 1, 2014, AS AMENDED, for New York Life Lifetime Wealth Variable Universal Life, NYLIAC Single Premium Variable Universal Life and New York Life Legacy Creator Single Premium Variable Universal Life

PROSPECTUSES DATED MAY 1, 2008, AS AMENDED, for NYLIAC Pinnacle Variable Universal Life Policies and NYLIAC Pinnacle Survivorship Variable Universal Life Policies

This supplement amends the prospectuses you received, as amended, (each a “Prospectus,” and together, the “Prospectuses”), for the policies offered through NYLIAC Variable Universal Life Separate Account - I. This supplement is not valid unless read in conjunction with your Prospectus. Please retain this supplement for future reference. Please note that the following section is added to the end of the “Termination and Reinstatement” or “Termination” section of each Prospectus listed above to disclose temporary programs that may be available to assist keeping your policy in force amidst the financial hardships caused by the COVID-19 pandemic.

COVID-19 ACCOMMODATIONS

EXTENDED NO-LAPSE PERIOD:

In response to the COVID-19 pandemic, we announced that any policy issued prior to March 24, 2020 on which premiums were paid prior to that date would not lapse until June 23, 2020 (the “Extended No-Lapse Period”). No enrollment is required to be eligible for this accommodation. On June 24, 2020, if we have not received payment sufficient to cover any overdue charges on the policy, and any applicable No-Lapse Guarantees under the policy or a Rider are not in effect, the policy will end and the reinstatement procedures described in this Prospectus will apply unless you apply and qualify for one of the Temporary Assistance Programs described below.

TEMPORARY ASSISTANCE PROGRAMS:

Additional assistance may be available to you. Policies that would have lapsed or entered the Late Period between March 24, 2020 and June 23, 2020 can apply for the following temporary assistance programs: the 12-Month Repayment Plan and the Financial Hardship Program. The Financial Hardship Program is also available for policies that enter the Late Period between June 24, 2020 and August 31, 2020. Policies entering the Late Period on or after September 1, 2020 will not be eligible for this Temporary Assistance, unless the programs are extended.

12-Month Repayment Plan:

For policies that would have lapsed or entered the Late Period between March 24, 2020 and June 23, 2020, instead of paying any premium needed to cover any overdue charges by the end of the Late Period, you may apply for a one-time, 12-month interest free repayment plan (the “12-Month Repayment Plan”). Policyowners who are eligible for the 12-Month Repayment Plan will receive a communication that details their options and the full terms and conditions of the program. Upon your application, we will credit the Fixed Account of the Policy with a sum equal to (a + b) x c in which: (a) is an amount necessary to return the Cash Surrender Value to $0; (b) is an amount equal to two (2) Monthly Deduction Charges; and (c) is an expense factor to account for applicable charges and expense (the “Repayment Amount”). The Repayment Amount will apply toward any no lapse guarantee premium test under the policy or any rider-based no lapse guarantee premium test.

The Repayment Amount will be credited to the Fixed Account. Any outstanding, unpaid Repayment Amount may not be transferred from the Fixed Account to the Investment Divisions of the Separate Account. Likewise, the Repayment Amount may not be used to fund a Partial Surrender, Periodic Partial Withdrawal, or Full Surrender under the Policy and will not contribute toward the Loan Value of the policy. The Repayment Amount will be credited with the same interest rate that we credit on the Fixed Account. We will not charge interest on the Repayment Amount. Any life insurance benefits payable under the policy will be reduced by any amounts owed to us, including any outstanding unpaid Repayment Amount.

Once the Repayment Amount is credited, we will:

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deduct the Monthly Deduction Charges according to any Expense Allocation instructions, or otherwise, proportionately from each of the Investment Divisions, the Fixed Account, and any DCA Accounts available with your policy; and

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bill you in twelve (12) monthly installments for the Repayment Amount via a separate invoice. If you do not pay that invoice by the due date indicated, the monthly installment will first be deducted from the value in the policy’s Fixed Account, and then proportionately from the Separate Account Value and the DCA Account(s) should the value in the Fixed Account become depleted.

Even after we credit the Repayment Amount, your policy is not guaranteed to remain in force. In fact, you will be required to pay any additional premiums necessary to keep your policy in force even while in the 12-Month Repayment Plan.

If your policy’s Cash Surrender Value is insufficient to cover the Monthly Deduction Charges on a Monthly Deduction Day, and any applicable No-Lapse Guarantees under the policy or a Rider are not in effect, the policy will enter the Late Period. You will not be eligible to apply for another Repayment Amount. At that time, you will have the opportunity to pay any premium needed to cover any overdue charges (including any unpaid portion of the Repayment Amount). We will end your policy if we do not receive the required payment before the end of the Late Period or you do not qualify for the Financial Hardship Program. If your policy lapses according to its terms and you elect to reinstate your policy, you will be required to pay all amounts due according to the terms of your policy, including any part of outstanding unpaid Repayment Amount.

Financial Hardship Program:

In addition, policies that benefited from the Extended No-Lapse Period, may also apply for the Financial Hardship Program (the “Financial Hardship Program”) instead of paying the premium needed to cover any overdue charges at the end of the Late Period. Under the Financial Hardship Program, policyowners who can demonstrate a financial hardship caused by the COVID-19 pandemic (not required for policies issued in New York or New Jersey) may be eligible for an extension of the Extended No-Lapse Period, up to a total of 180 days from when the policy first entered the Late Period. Policies that entered into the Late Period after June 24, 2020 (i.e., those that were ineligible for the Extended No-Lapse Period described above) can also apply for the Financial Hardship Program and may be eligible to receive a 90 day no lapse period at the end of which the policy will be enrolled in the 12-Month Repayment Plan whose terms (outlined above) will apply.

Proof of financial hardship may include, without limitation, any of the following:

•	Proof of job loss, including notice of termination or confirmation of unemployment benefits;

•	Proof of income loss, including pay statements, tax returns, attestation of income loss from an attorney, accountant, or tax advisor; and

•	Proof of illness and/or caretaker status, including medical payments or a physician’s statement.

Subject to applicable state insurance law, NYLIAC will determine the adequacy of such proof at its sole discretion.

Certain policies that are accepted into the Financial Hardship Program may also be eligible for an extension of the 12-Month Repayment Plan from 12 months to 24 months. (For example, you may be eligible for 24-month repayment if the Repayment Amount is greater than or equal to $3,000 and the face amount of the policy is less than $1 million.) The Financial Hardship Program will be available until August 31, 2020. Policyowners that are eligible for the Financial Hardship Program will receive communication outlining their options and the full terms and conditions of the program.

If you have any questions regarding the temporary no lapse assistance programs discussed above, please reach out to your registered representative or call the number listed on the first page of the Prospectus.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010